UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

Victory Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38388	32-0402956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15935 La Cantera Parkway
San Antonio, Texas		78256
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 216 898-2400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VCTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2026, Victory Capital Holdings, Inc., a Delaware corporation (the “Company”), entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”), among the Company, the other loan parties party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent, which amends the Credit Agreement dated as of July 1, 2019 (as amended by the First Amendment to Credit Agreement dated as of January 17, 2020, the Second Amendment to Credit Agreement dated as of February 18, 2021, the Third Amendment to Credit Agreement dated as of December 31, 2021, the Fourth Amendment to Credit Agreement dated as of September 23, 2022, the Fifth Amendment to Credit Agreement dated June 7, 2024, and the Sixth Amendment to Credit Agreement dated September 23, 2025, the “Existing Credit Agreement”), among the Company, the other loan parties party thereto from time to time, Bank of America, N.A, as administrative agent and collateral agent, and the lenders party thereto from time to time.

Pursuant to the Seventh Amendment, the Company refinanced its existing term loans (the "Existing Term Loans") with repriced term loans (the "Repriced Term Loans") which will bear interest at an annual rate equal to, at the option of the Company, either SOFR plus a margin of 1.75% or an alternate base rate plus a margin of 0.75%. The Repriced Term Loans otherwise remain subject to substantially similar terms to those that were applicable to the Existing Term Loans.

The foregoing description of the Seventh Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Seventh Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d)
Exhibits.

Exhibit
Number	Description
10.1	Seventh Amendment to Credit Agreement, dated as of May 18, 2026, by and among the Company, the other loan parties thereto, Bank of America N.A., as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date:	May 21, 2026	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo Title: President, Chief Financial Officer and Chief Administrative Officer